Long-term Investments: Summarized unaudited information on equity method investees, Balance Sheet data (Details) (Unaudited, USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Unaudited
Equity method investees, Current assets	$ 20,065	$ 14,268
Equity method investees, Non-current assets	14,750	15,861
Equity method investees, Current liabilities	8,106	3,836
Equity method investees, Non-current liabilities	$ 651	$ 549